                                                                    EXHIBIT 23.1
                              ACCOUNTANTS' CONSENT

The Board of Directors
Corvis Corporation:

   We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG LLP
                                          /s/ KPMG LLP

McLean, Virginia

June 16, 2000